Miller Energy Resources Adds Marceau Schlumberger to its Board of Directors

KNOXVILLE, Tenn. - (July 29, 2013) - Miller Energy Resources (“Miller” or the “Company”) (NYSE: MILL) announced today that it has elected Marceau Schlumberger to its Board of Directors. Mr. Schlumberger will be Miller's sixth independent director, with the Company increasing the size of its Board by one to add his substantial experience to its ranks.

Mr. Schlumberger, 41, has nearly twenty years of investment banking experience, including international and domestic mergers and acquisitions, restructuring, strategic analysis, and financing experience. In 2008, he founded Coral Reef Capital, a private investment firm focused on U.S. natural resources companies, and since then, he has been its managing member. Prior to founding Coral Reef Capital, Mr. Schlumberger was a principal at Columbus Nova, an associate at Triumph Capital, an investment banking analyst and founding member of the Asia Group at Smith Barney, and a financial analyst at Zilkha Capital Partners. He has advised both domestic and multinational corporations and financial sponsors on mergers, acquisitions, divestitures, joint ventures, cross-border transactions, and capital-raising activities.

Mr. Schlumberger currently sits on the Board of Directors for Armada Oil, Inc. (OTCQB: AOIL), Rawhide Mining, Shawnee Exploration, and Microline Surgical Inc. He has an M.B.A. from the Wharton School, University of Pennsylvania, and a B.A. in East Asian Studies from Yale University. Mr. Schlumberger is fluent in French and Spanish, and has an advanced proficiency in Japanese, and an intermediate proficiency in Mandarin Chinese.

“I am happy to welcome Marceau onto the Miller Energy Board,” said Scott M. Boruff, Miller's CEO. “We look forward to benefiting from his capital markets and industry experience. With three drilling rigs currently running Miller has an aggressive development program underway. The Company has entered a period of asset and production growth and Marceau brings valuable experience to the team as we manage this phase of Miller's development.”

“Miller's recent successes and development milestones have positioned the company for marked near term growth,” stated Marceau Schlumberger. “I welcome the opportunity to bring insight and new opportunities that will result in increased shareholder value and capital markets support.”

About Miller Energy Resources

Miller Energy Resources, Inc. is a high growth oil and natural gas exploration, production and drilling company operating in multiple exploration and production basins in North America. Miller's focus is in Cook Inlet, Alaska and in the heart of Tennessee's prolific and hydrocarbon-rich Appalachian Basin including the Chattanooga Shale. Miller is headquartered in Knoxville, Tennessee with offices in Anchorage, Alaska and Huntsville, Tennessee. The company's common stock is listed on the NYSE under the symbol MILL.

Statements Regarding Forward-Looking Information

Certain statements in this press release and elsewhere by Miller Energy Resources¸ Inc. are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve the implied assessment that the resources described can be profitably produced in the future, based on certain estimates and assumptions. Forward-looking statements are based on current expectations, estimates and projections that involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those anticipated by Miller Energy Resources, Inc. and described in the forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, the potential for

Miller to experience additional operating losses; material weaknesses in Miller's internal control over financial reporting and the need to enhance Miller's management, systems, accounting, controls and reporting performance; high debt costs under Miller's existing senior credit facility; potential limitations imposed by debt covenants under the senior credit facility on Miller's growth and ability to meet our business objectives; Miller's ability to meet the financial and production covenants contained in the Apollo Credit Facility; whether Miller are able to complete or commence drilling projects within the expected time frame; litigation risks; the ability to perform under the terms of oil and gas leases, and exploration licenses with the Alaska DNR, including meeting the funding or work commitments of those agreements; uncertainties related to deficiencies identified by the SEC in our Form 10-K for 2011; Miller's ability to successfully acquire, integrate and exploit new productive assets in the future; whether Miller can establish production on certain leases in a timely manner before expiration; the ability to complete the work commitments required as terms of the Susitna Basin Exploration Licenses; the ability to recover proved undeveloped reserves and convert probable and possible reserves to proved reserves; Miller's experience with horizontal drilling; risks associated with the hedging of commodity prices; the dependence on third party transportation facilities; concentration risk in the market for the oil we produce in Alaska; the impact of natural disasters on our Cook Inlet Basin operations; the effect of global market conditions on the ability to obtain reasonable financing and on the prices of Miller's common and Series C Preferred Stock; the imprecise nature of our reserve estimates; risks related to drilling dry holes or wells without commercial quantities of hydrocarbons; fluctuating oil and gas prices and the impact on Miller's results from operations; the need to discover or acquire new reserves in the future to avoid declines in production; differences between the present value of cash flows from proved reserves and the market value of those reserves; the existence within the industry of risks that may be uninsurable; strong industry competition; constraints on production and costs of compliance that may arise from current and future environmental, FERC and other statutes, rules and regulations at the state and federal level; new regulation on derivative instruments used to manage risk against fluctuating commodity prices; the impact that future legislation could have on access to tax incentives currently enjoyed by Miller; that no dividends may be paid on our common stock for some time; cashless exercise provisions of outstanding warrants; market overhang related to restricted securities and outstanding options, and warrants; the impact of non-cash gains and losses from derivative accounting on future financial results; risks to non-affiliate shareholders arising from the substantial ownership positions of affiliates; the junior ranking of the Series C Preferred Stock to the Series B Preferred Stock and all indebtedness; the ability to pay dividends on the Series C Preferred Stock; whether the Series C Preferred Stock is rated; the ability of the Series C Preferred Stockholders to exercise conversion rights upon a Change of Control; fluctuations in the market price of the Series C Preferred Stock; whether additional shares of Series C Preferred Stock or additional series of preferred stock that rank on parity with the Series C Preferred Stock are issued; the very limited voting rights held by Series C Preferred Stockholders; the newness of the Series C Preferred Stock and its limited trading market; risks related to the continued listing of the Series C Preferred Stock on the NYSE; and the effect of the change of control conversion feature of the Series C Preferred Stock on a potential change in control. Additional information on these and other factors, which could affect Miller's operations or financial results, are included in Miller Energy Resources, Inc.'s reports on file with United States Securities and Exchange Commission including its Annual Report on Form 10-K, as amended, for the fiscal year ended April 30, 2013. Miller Energy Resources, Inc.'s actual results could differ materially from those anticipated in these forward- looking statements as a result of a variety of factors, including those discussed in its periodic reports that are filed with the Securities and Exchange Commission and available on its Web site (www.sec.gov). All forward-looking statements attributable to Miller Energy Resources or to persons acting on its behalf are expressly qualified in their entirety by these factors. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. We assume no obligation to update forward-looking statements should circumstances or management's estimates or opinions change unless otherwise required under securities law.

Contact:
Derek Gradwell
MZ Group
SVP, Natural Resources
Phone: 949-259-4995
Email: dgradwell@mzgroup.us

Web: www.mzgroup.us